Exhibit 23.2


PRICEWATERHOUSECOOPERS

                                                 PRICEWATERHOUSECOOPERS LLP
                                                 Southwark Towers
                                                 32 London Bridge Street
                                                 London SE1 9SY
                                                 Telephone +44 (0) 20 7583 5000
                                                 Facsimile +44 (0) 20 7822 4652


CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form F-1 (Appendix D) of our report dated 6 June 2005 relating to the balance sheet of Gracechurch Card Funding (No. 8) PLC, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP



PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. All partners in PricewaterhouseCoopers UK Associates A are authorised to conduct business as agents of, and all contracts for services to clients are with, PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Services Authority for designated investment business.

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PRICEWATERHOUSECOOPERS

                                                 PRICEWATERHOUSECOOPERS LLP
                                                 Southwark Towers
                                                 32 London Bridge Street
                                                 London SE1 9SY
                                                 Telephone +44 (0) 20 7583 5000
                                                 Facsimile +44 (0) 20 7822 4652


CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form F-1 (Appendix D) of our report dated 6 June 2005 relating to the consolidated financial statements of Barclaycard Funding PLC and Subsidiary, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. All partners in PricewaterhouseCoopers UK Associates A are authorised to conduct business as agents of, and all contracts for services to clients are with, PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Services Authority for designated investment business.